UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2005





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




  REPUBLIC OF PANAMA                        001-08430              72-0593134
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 (State or other jurisdiction              (Commission           (IRS Employer
     of incorporation)                     File Number)      Identification No.)





  1450 Poydras Street, New Orleans, Louisiana                 70112-6050
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 (Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400
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                    _________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]       Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    _________________________________________

Item 2.02     Results of Operations and Financial Condition.

On February 9, 2005, McDermott International, Inc. ("McDermott") issued a press release announcing preliminary financial results for the fourth quarter and full year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated by reference.

The information furnished pursuant to this Item 2.02, including Exhibit
99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

               (c)  Exhibits

               99.1 Press Release dated February 9, 2005.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                            McDERMOTT INTERNATIONAL, INC.






                                             By:     /s/Keith G. Robinson
                                                     ---------------------------
                                                     Keith G. Robinson
                                                     Corporate Controller






February 9, 2005


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